MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST  Two World Trade
                                                                          Center

LETTER TO THE SHAREHOLDERS November 30, 1998            New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (OIA) for the six-month period ended November 30, 1998.

On December 21, 1998, the Fund changed its name from Municipal Income Opportunities Trust to Morgan Stanley Dean Witter Municipal Income Opportunities Trust. Details on the name change were mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, continued to affect the securities markets. The resulting flight-to-quality bond rally pushed U.S. Treasury bond yields to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

                            BOND YIELDS 1994 - 1998

       30-Year Insured       30-Year U.S.        Insured Municipal Yields as a
       Municipal Yields    Treasury Yields    Percentage of U.S. Treasury Yields
            5.4%                 6.34%                     85.17%
            5.4                  6.24                      86.54
            5.8                  6.66                      87.09
            6.4                  7.09                      90.27
            6.35                 7.32                      86.75
            6.25                 7.43                      84.12
1994        6.5                  7.61                      85.41
            6.25                 7.39                      84.57
            6.3                  7.45                      84.56
            6.55                 7.81                      83.87
            6.75                 7.96                      84.8
            7                    8                         87.5
            6.75                 7.88                      85.66
            6.4                  7.7                       83.12
            6.15                 7.44                      82.66
            6.15                 7.43                      82.77
            6.2                  7.34                      84.47
            5.8                  6.66                      87.09
1995        6.1                  6.62                      92.15
            6.1                  6.86                      88.92
            6                    6.66                      90.08
            5.95                 6.48                      91.82
            5.75                 6.33                      90.84
            5.5                  6.14                      89.56
            5.35                 5.94                      90.07
            5.4                  6.03                      89.55
            5.8                  6.46                      86.69
            5.85                 6.66                      87.84
            5.95                 6.89                      86.36
            6.05                 6.99                      86.55
1996        5.9                  6.89                      85.63
            5.85                 6.97                      83.93
            5.9                  7.11                      82.98
            5.7                  6.93                      82.25
            5.65                 6.64                      85.09
            5.5                  6.35                      86.61
            5.6                  6.63                      84.46
            5.7                  6.79                      83.95
            5.65                 6.8                       83.08
            5.9                  7.1                       83.1
            5.75                 6.94                      82.85
            5.65                 6.91                      81.77
1997        5.6                  6.78                      82.6
            5.3                  6.3                       84.4
            5.5                  6.61                      83
            5.4                  6.4                       84
            5.35                 6.15                      86.9
            5.3                  6.05                      87.6
            5.15                 5.92                      86.9
            5.15                 5.8                       88.18
            5.2                  5.92                      87.8
            5.25                 5.93                      88.5
            5.35                 5.95                      89.9
            5.2                  5.8                       89.66
1998        5.2                  5.65                      92.04
            5.18                 5.71                      90.72
            5.03                 5.27                      95.45
            4.95                 5                         99
            5.05                 5.16                      97.87

Source: Municipal Market Data

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check, the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Between the end of September and the middle of November, the Federal Reserve Open Market Committee had cut the federal-funds rate 75 basis points from 5.50 percent to
4.75 percent in three separate moves.

MUNICIPAL MARKET CONDITIONS

At the end of November the long-term insured municipal bond index yield stood at
5.00 percent. This Index yield declined 30 basis points from 5.30 percent over the last 12 months. In contrast, the 30-year U.S. Treasury bond yield fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 99 percent. A rising ratio means that the attractiveness of municipals relative to Treasuries has improved. The rise in this ratio is similar to the jump witnessed in 1986 when a radical legislative proposal threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates led to a substantial increase in new issue municipal volume. Municipal issuance was on a pace to challenge 1993's record of $292 billion. Total municipal volume through November of $255 billion was ahead 28 percent versus the same period last year. Half the underwriting volume was enhanced with bond insurance. Refundings represented 29 percent of total new issuance.

PERFORMANCE

The Fund's net asset value (NAV) increased from $8.80 to $8.85 per share during the six month period. Based on this net asset value change plus reinvestment of tax-free dividends of $0.29 per share, the Fund's total NAV return was 3.89 percent. OIA's price on the New York Stock Exchange increased from $8.6875 to $9.625 per share. Based on this change in market price plus reinvestment of dividends, OIA's total market return was 14.32 percent. On November 30, 1998, OIA traded at a 8.76 percent premium to NAV.

Monthly dividends for the fourth calendar quarter of 1998 were declared in September. Beginning with the October 1998 dividend, the monthly dividend increased from $0.0475 per share to $0.05 per share to more closely reflect the Fund's anticipated income. The level of undistributed net investment income increased from $0.16 to $0.17 per share.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO STRUCTURE

On November 30, 1998 OIA's investments were diversified among 14 specific long-term sectors and 61 credits. As illustrated in the accompanying chart of bond calls, weighted average call protection was 8 years. The average maturity of the portfolio was 18 years. Non-rated securities comprised more than half of the Fund's assets. All the issues in the portfolio are currently accruing interest. However, three credits totaling 6.8 percent of net assets were accruing income, but may face difficulties meeting future debt service requirements.

LARGEST SECTORS as of November 30, 1998
(% of Net Assets)

IDR/PCR*                                                          22%
Nursing & Health                                                  18%
Mortgage                                                          17%
Retirement & Life Care                                             8%
Transportation                                                     8%
Hospital                                                           6%
Refunded                                                           5%
All Others                                                        16%

* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

LOOKING AHEAD

Global economic conditions have kept inflationary pressures under control and have

CALL STRUCTURE as of November 30, 1998
(% of Total Long-Term Portfolio)

WEIGHTED AVERAGE
CALL PROTECTION: 8 YEARS

Years Bonds Callable                      Percent Callable
        1999                                      9%
        2000                                      5%
        2001                                      3%
        2002                                      2%
        2003                                     10%
        2004                                      6%
        2005                                      9%
        2006                                     10%
        2007                                      7%
        2008                                     15%
        2009+                                    24%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST contributed to lower interest rates. The fixed income markets appear concerned about the risk of reflation as countries seek to stimulate economic growth. However, the ability of the Fed to maintain stability by responding with appropriate monetary policy is encouraging. With the municipal relationship to Treasuries more favorable than it has been in 10 years, the outlook for municipal bonds is positive.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (1.1%)
$  2,000    New York City, New York, 1994 Ser D.........................   5.75 %  08/15/10    $ 2,117,820
--------                                                                                       -----------

            Educational Facilities Revenue (2.4%)
   1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50    05/01/11      1,740,432
   1,750    New Jersey Educational Facilities Authority, Fairleigh
             Dickinson University 1998 Ser G............................   5.70    07/01/28      1,751,365
   1,000    New York State Dormitory Authority, State University Refg
             1993 Ser A.................................................   5.25    05/15/15      1,054,280
--------                                                                                       -----------
   4,350                                                                                         4,546,077
--------                                                                                       -----------

            Electric Revenue (3.4%)
   1,500    Alaska Industrial Development Export Authority, Snettisham
             Hydroelectric 1st Ser (AMT) (AMBAC)........................   5.00    01/01/27      1,449,435
   5,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21      4,939,800
--------                                                                                       -----------
   6,500                                                                                         6,389,235
--------                                                                                       -----------

            Hospital Revenue (5.8%)
   1,000    Kentucky Economic Development Finance Authority, Appalachian
             Regional Healthcare Inc Refg & Impr Ser 1997...............   5.875   10/01/22      1,033,790
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14      2,215,860
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22      3,299,160
   1,250    New Hampshire Higher Educational & Health Facilities
             Authority, Littleton Hospital Assn Ser 1998 A..............   6.00    05/01/28      1,270,075
   3,000    Metropolitan Government of Nashville & Davidson County,
             Health & Educational Facilities Board, Tennessee, Baptist
             Hospital Ser 1998 A (MBIA).................................   4.875   11/01/28      2,896,860
--------                                                                                       -----------
  10,250                                                                                        10,715,745
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (22.0%)
     460    Metropolitan Washington Airports Authority, District of
             Columbia, CaterAir International Corp Ser 1991 (AMT)++.....  10.125   09/01/11        478,547
   1,515    Illinois Development Finance Authority, Custom Tapes Inc
             Refg Ser 1989..............................................  10.50    05/01/19      1,525,469
   1,500    Iowa Finance Authority, ISPCO Inc Ser 1997 (AMT)............   6.00    06/01/27      1,589,010
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08      3,111,780
   3,740    Detroit Economic Development Corporation, Michigan, North
             Industrial Park LP Ser 1989................................  11.375   02/15/14      3,846,964
   1,290    Michigan Strategic Fund, Kasle Steel Corp Ser 1989 (AMT)....   9.375   10/01/06      1,334,803
   3,600    Cleveland, Ohio, Continental Airlines Inc Ser 1990 (AMT)....   9.00    12/01/19      3,811,679
   2,000    Dayton, Ohio, Emery Air Freight Corp Ser 1998 A.............   5.625   02/01/18      2,025,480
     960    Zanesville-Muskingum County Port Authority, Ohio, Anchor
             Glass Container Corp Ser 1989 B (AMT)......................  10.25    12/01/08        972,442

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995-B...   7.75 %  05/01/20    $ 2,284,060
   2,890    East Hempfield Township Industrial Development Authority,
             Pennsylvania, Herley Microwave System Inc Ser 1989 A.......  10.40    06/01/04      2,998,722
            Lexington County, South Carolina,
   1,815     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02      1,852,407
   4,250     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08      4,405,890
   2,000    Brazos River Authority, Texas, Texas Utility Electric Co Ser
             1995 C (AMT)...............................................   5.55    06/01/30      1,976,520
            Pittsylvania County Industrial Development Authority,
             Virginia
   4,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.45    01/01/09      4,965,525
   1,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.50    01/01/14      1,656,540
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25      2,234,460
--------                                                                                       -----------
  39,020                                                                                        41,070,298
--------                                                                                       -----------

            Mortgage Revenue - Multi-Family (3.6%)
            Washington County Housing & Redevelopment Authority,
             Minnesota,
   3,885     Courtly Park Ser 1989 A....................................   9.75    06/15/19      2,331,000
   1,165     Courtly Park Ser 1989 A (AMT)..............................  10.25    06/15/19        699,000
  24,080     Courtly Park Ser 1989 B....................................   0.00    06/15/19        240,800
   8,678     Courtly Park Ser 1989 B (AMT)..............................   0.00    06/15/19         86,779
            White Bear Lake, Minnesota,
   3,715     White Bear Woods Apts Phase II Refg 1989 Ser A.............   9.75    06/15/19      3,157,749
  21,538     White Bear Woods Apts Phase II Refg 1989 Ser B.............   0.00    06/15/19        215,378
--------                                                                                       -----------
  63,061                                                                                         6,730,706
--------                                                                                       -----------

            Mortgage Revenue - Single Family (13.1%)
   3,000    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27      3,189,840
  11,225    San Francisco, California, Ser 1982.........................   0.00    10/01/14      2,077,971
   3,000    Colorado Housing Finance Authority, Ser 1998 D-2 (AMT)......   6.35    11/01/29      3,294,570
     205    Broward County Housing Finance Authority, Florida, Home Ser
             1989 A.....................................................  10.00    10/01/03        205,387
            New Hampshire Housing Finance Authority,
  48,550     Residential 1983 Ser B.....................................   0.00    01/01/15      9,147,306
   1,980     1997 Ser D (AMT)...........................................   5.90    07/01/28      2,090,444
   2,000    Ohio Housing Finance Agency, Residential 1996 Ser B-2
             (AMT)......................................................   6.10    09/01/28      2,134,900
   2,260    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22      2,346,016
--------                                                                                       -----------
  72,220                                                                                        24,486,434
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (18.0%)
            Escambia County, Florida,
   7,990     Pensacola Care Development Centers Ser 1989................  10.25    07/01/11      7,960,677
   1,830     Pensacola Care Development Centers Ser 1989 A..............  10.25    07/01/11      1,823,284
   1,445    Winchester, Indiana, Hoosier Care II Inc Ser 1990...........  10.375   06/01/20      1,541,815
   2,485    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
             1990.......................................................  10.25    01/01/20      2,640,983

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375%  10/01/13    $ 1,681,920
            New Jersey Economic Development Authority,
   1,000     Franciscan Oaks Ser 1997...................................   5.70    10/01/17      1,000,330
   2,000     United Methodist Homes of New Jersey Ser 1998..............   5.125   07/01/25      1,895,760
            McCurtain County, Oklahoma,
   4,950     Heartway Corp Ser 1997 A...................................   9.50    03/01/19      5,410,994
     835     Heartway Corp Ser 1997 B...................................   0.00#   03/01/19        563,917
   3,725    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.50    02/01/15      3,906,966
            Kirbyville Health Facilities Development Authority, Texas,
   4,014     Heartway III Corp Ser 1988 A...............................  10.00    03/20/18      4,676,162
     642     Heartway III Corp Ser 1988 B...............................   0.00##  03/20/04        521,529
--------                                                                                       -----------
  32,416                                                                                        33,624,337
--------                                                                                       -----------

            Retirement & Life Care Facilities Revenue (8.0%)
            Connecticut Development Authority,
   2,635     Seabury Life Care Ser 1991.................................  10.00    09/01/04      2,918,289
     600     Seabury Life Care Ser 1996.................................   8.75    09/01/06        646,482
   1,000     Seabury Life Care Ser 1991.................................  10.00    09/01/16      1,107,510
   5,631    Ann Arbor Economic Development Corporation, Michigan,
             Glacier Hills Inc Ser 1989.................................   8.375   01/15/19      6,560,678
   1,500    New Jersey Economic Development Authority, Fellowship
             Village Refg Ser 1998 A....................................   5.50    01/01/25      1,465,410
   2,000    Glen Cove Housing Authority, New York, The Mayfair at Glen
             Cove Ser 1996 (AMT)........................................   8.25    10/01/26      2,238,460
--------                                                                                       -----------
  13,366                                                                                        14,936,829
--------                                                                                       -----------

            Tax Allocation Revenue (4.4%)
   1,095    Bridgeview, Illinois, Ser 1995..............................   9.00    01/01/11      1,270,715
            Crestwood, Illinois,
   3,000     Refg Ser 1994..............................................   7.00    12/01/04      3,250,290
   3,350     Refg Ser 1994..............................................   7.25    12/01/08      3,612,171
--------                                                                                       -----------
   7,445                                                                                         8,133,176
--------                                                                                       -----------

            Transportation Facilities Revenue (7.5%)
   2,000    Foothills/Eastern Transportation Corridor Agency,
             California, Toll Road Sr Lien Ser 1995 A...................   0.00    01/01/13      1,665,800
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/15      3,306,000
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13      2,231,500
   3,000    Massachusetts Turnpike Authority, Metropolitan Highway 1997
             Ser A (MBIA)...............................................   5.00    01/01/37      2,925,090

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,700    Bi-State Development Agency of the Missouri-Illinois
             Metropolitan District, Arch Parking Refg Ser 1997..........   5.875%  12/01/12    $ 1,827,177
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28      1,999,820
--------                                                                                       -----------
  18,200                                                                                        13,955,387
--------                                                                                       -----------

            Water & Sewer Revenue (0.7%)
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, First Lien
             1998 Ser B (FGIC)..........................................   0.00    09/01/30      1,190,160
--------                                                                                       -----------

            Other Revenue (2.3%)
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11      1,117,080
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27      1,040,590
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr #9A Ser 1996 A........................   7.30    08/01/27      2,203,940
--------                                                                                       -----------
   4,010                                                                                         4,361,610
--------                                                                                       -----------

            Refunded (4.9%)
     900    Illinois Health Facilities Authority, Hindsdale Hospital Ser
             1990 C (ETM)...............................................   9.50    11/15/19      1,016,118
   3,270    Massachusetts Industrial Finance Agency, Vinfen Corp Ser
             1993.......................................................   7.10    11/15/03+     3,737,316
   4,000    Ohio Turnpike Commission, 1996 Ser A (MBIA).................   5.50    02/15/06+     4,413,800
--------                                                                                       -----------
   8,170                                                                                         9,167,234
--------                                                                                       -----------
 287,008    TOTAL TAX- EXEMPT MUNICIPAL BONDS (Identified Cost $180,328,668)................   181,425,048
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.6%)
   1,200    Massachusetts Health & Educational Facilities Authority,
--------     Capital Assets Ser D (MBIA) (Demand 12/01/98) (Identified
             Cost $1,200,000)...........................................   2.95*   01/01/35      1,200,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------
$288,208    TOTAL INVESTMENTS (Identified Cost $181,528,668) (b)...................    97.8%   $182,625,048
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   2.2       4,056,678
                                                                                      -----    ------------

            NET ASSETS..............................................................  100.0%   $186,681,726
                                                                                      ======   ============

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to maturity.
  +    Prerefunded to call date shown.
 ++    Joint exemption in District of Columbia and Virginia.
  *    Current coupon of variable rate demand obligation.
  #    Currently a zero coupon bond; will convert to 10.00% on
       09/01/99.
 ##    Currently a zero coupon bond; will convert to 6.00% on
       03/20/00.
 (a)   Resale is restricted to qualified institutional investors.
 (b)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $10,438,967 and the aggregate gross
       unrealized depreciation is $9,342,587, resulting in net
       unrealized appreciation of $1,096,380.

Bond Insurance:
---------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS November 30, 1998 (unaudited) continued

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               November 30, 1998

Alaska...................       2.5%
California...............       2.9
Colorado.................       3.5
Connecticut..............       3.7
District of Columbia.....       0.2
Florida..................       7.7
Illinois.................       5.7
Indiana..................       0.8
Iowa.....................       0.9
Kentucky.................       2.0
Louisiana................       0.9
Massachusetts............       8.8
Michigan.................       6.3
Minnesota................       3.6
Missouri.................       1.0
New Hampshire............       6.7
New Jersey...............       3.3
New York.................       2.9
Ohio.....................       7.2
Oklahoma.................       3.2
Pennsylvania.............       5.6
South Carolina...........       3.4
Tennessee................       1.6
Texas....................       3.8
Utah.....................       2.6
Virginia.................       6.1
West Virginia............       1.2
Joint Exemption*.........      (0.3)
                             ------
Total....................      97.8%
                             ======

---------------------
* Joint exemptions have been included in each geographic location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $181,528,668).............................    $182,625,048
Cash........................................................         343,010
Receivable for:
    Interest................................................       3,957,170
    Investments sold........................................          38,793
Prepaid expenses............................................           6,380
                                                                ------------

    TOTAL ASSETS............................................     186,970,401
                                                                ------------

LIABILITIES:
Payable for:
    Investment advisory fee.................................          79,163
    Administration fee......................................          47,498
Accrued expenses............................................         162,014
                                                                ------------

    TOTAL LIABILITIES.......................................         288,675
                                                                ------------

    NET ASSETS..............................................    $186,681,726
                                                                ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................    $199,765,973
Net unrealized appreciation.................................       1,096,380
Accumulated undistributed net investment income.............       3,687,514
Accumulated net realized loss...............................     (17,868,141)
                                                                ------------

    NET ASSETS..............................................    $186,681,726
                                                                ============

NET ASSET VALUE PER SHARE,
 21,089,872 shares outstanding
 (unlimited shares authorized of $.01 par value)............           $8.85
                                                                       =====

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998 (unaudited)

NET INVESTMENT INCOME

INTEREST INCOME.............................................  $7,208,171
                                                              ----------

EXPENSES
Investment advisory fee.....................................     467,038
Administration fee..........................................     280,223
Transfer agent fees and expenses............................      38,947
Professional fees...........................................      38,358
Registration fees...........................................      16,389
Shareholder reports and notices.............................      12,258
Trustees' fees and expenses.................................       9,651
Custodian fees..............................................       4,033
Other.......................................................      10,361
                                                              ----------

    TOTAL EXPENSES..........................................     877,258

Less: expense offset........................................      (4,014)
                                                              ----------

    NET EXPENSES............................................     873,244
                                                              ----------

    NET INVESTMENT INCOME...................................   6,334,927
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     843,722
Net change in unrealized appreciation.......................     123,468
                                                              ----------

    NET GAIN................................................     967,190
                                                              ----------

NET INCREASE................................................  $7,302,117
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                       NOVEMBER 30, 1998   MAY 31, 1997
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................    $  6,334,927      $ 12,758,689
Net realized gain (loss).............................         843,722        (1,687,435)
Net change in unrealized appreciation/depreciation...         123,468         8,056,252
                                                         ------------      ------------

    NET INCREASE.....................................       7,302,117        19,127,506

Dividends from net investment income.................      (6,115,929)      (12,231,856)
                                                         ------------      ------------

    NET INCREASE.....................................       1,186,188         6,895,650

NET ASSETS:
Beginning of period..................................     185,495,538       178,599,888
                                                         ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,687,514 and $3,468,516, respectively).........    $186,681,726      $185,495,538
                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund"), formerly Municipal Income Opportunities Trust (the Fund changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1998 aggregated $12,364,920 and $12,674,662, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 1998 the Fund had transfer agent fees and expenses payable of approximately $4,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,509. At November 30, 1998, the Fund had an accrued pension liability of $50,536 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1997.......................................  21,089,872   $210,898    $199,543,466
Reclassification due to permanent book/tax differences......          --         --          11,609
                                                              ----------   --------    ------------
Balance, May 31, 1998 and November 30, 1998.................  21,089,872   $210,898    $199,555,075
                                                              ==========   ========    ============

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS November 30, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At May 31, 1998, the Fund had a net capital loss carryover of approximately $17,732,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                 AMOUNT IN THOUSANDS
      -------------------------------------------
        2002         2003       2004       2005
      --------     --------   --------   --------
        $610       $11,179     $5,243      $700
        ====       =======     ======      ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $980,000 during the fiscal 1998. As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

7. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
September 29, 1998    $0.05     December 4, 1998   December 18, 1998
December 29, 1998     $0.05      January 8, 1999    January 22, 1999
December 29, 1998     $0.05     February 5, 1999   February 12, 1999
December 29, 1998     $0.05       March 5, 1999      March 19, 1999

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                        FOR THE SIX                       FOR THE YEAR ENDED MAY 31*
                                                        MONTHS ENDED         ----------------------------------------------------
                                                     NOVEMBER 30, 1998*        1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of the period...........         $ 8.80             $ 8.47     $ 8.31     $ 8.53     $ 8.47     $ 8.58
                                                            ------             ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income.............................           0.30               0.60       0.63       0.69       0.68       0.67
 Net realized and unrealized gain (loss)...........           0.04               0.31       0.16      (0.26)      0.01      (0.15)
                                                            ------             ------     ------     ------     ------     ------
Total income from investment operations............           0.34               0.91       0.79       0.43       0.69       0.52
                                                            ------             ------     ------     ------     ------     ------
Less dividends from net investment income..........          (0.29)             (0.58)     (0.63)     (0.65)     (0.63)     (0.63)
                                                            ------             ------     ------     ------     ------     ------
Net asset value, end of period.....................         $ 8.85             $ 8.80     $ 8.47     $ 8.31     $ 8.53     $ 8.47
                                                            ======             ======     ======     ======     ======     ======
Market value, end of period........................         $9.625             $8.688     $ 8.75     $8.875     $ 8.25     $8.125
                                                            ======             ======     ======     ======     ======     ======
TOTAL RETURN+......................................          14.32%(1)           5.87%      5.82%     15.95%      9.81%      6.17%

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................           0.92%(2)(3)        1.04%      1.08%      0.97%      1.04%      1.22%
Net investment income..............................           6.63%(2)           6.98%      7.44%      8.24%      8.10%      7.80%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands............       $186,682           $185,496   $178,600   $175,294   $179,843   $181,745
Portfolio turnover rate............................              7%(1)             20%        19%         8%         5%        16%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effects of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

TRUSTEES                                          MORGAN STANLEY
----------------------------------------          DEAN WITTER
Michael Bozic                                     MUNICIPAL
Charles A. Fiumefreddo                            INCOME
Edwin J. Garn                                     OPPORTUNITIES
John R. Haire                                     TRUST
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein          Semiannual Report
have been taken from the records of the           November 30, 1998
Fund without examination by the
independent accountants and accordingly
they do not express an opinion thereon.